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                                                                   EXHIBIT 10.10

                  MEZZANINE ENVIRONMENTAL INDEMNITY AGREEMENT
                  -------------------------------------------

          THIS MEZZANINE ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement"),
                                                                  ---------
made as of __________ __, 1998, from BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation. having an office at 77 West Wacker Drive, Suite 4800, Chicago, Illinois 60601, Attention: Darryl W. Copeland, Jr., Telefax Number
(312) 977-3699 (the "Guarantor") to NOMURA ASSET CAPITAL CORPORATION, a Delaware
                     ---------
corporation, having an address 2 World Financial Center, Building B, New York, New York, Attention: Raymond M. Anthony, Telefax Number: (212) 667-1666 (together with its successors and assigns, "Mezzanine Lender").
                                            ----------------

                                    RECITALS

          WHEREAS, pursuant to a Mezzanine Loan Agreement dated as of the date hereof between The Harbor Village Business Trust, a Delaware business trust ("Borrower"), Brookdale Living Communities of Illinois-HV, Inc. ("Operator"),
  --------                                                        --------
and Mezzanine Lender (as modified and supplemented and in effect from time to time, the "Mezzanine Loan Agreement"), at the request of Borrower and Operator,
           ------------------------
Mezzanine Lender has agreed to make a loan (the "Mezzanine Loan") to Borrower;
                                                 --------------

          WHEREAS, Borrower and Operator are entering into a certain operator lease dated the date herewith (the "Operator Lease"), pursuant to which Operator
                                    --------------
shall manage and operate the Facility.

          WHEREAS, Mezzanine Lender is unwilling to make the Mezzanine Loan unless Guarantor indemnifies Mezzanine Lender against certain liabilities arising under Environmental Laws (as herein defined), relating to the property being financed in connection with the Mezzanine Loan, which property consists of the fee simple interest and leasehold estate in the land more particularly described in the Mezzanine Mortgages and all buildings, structures and other improvements now or hereafter situated on such land (the "Facility"); and
                                                          --------

          NOW, THEREFORE, in consideration of the making of the Mezzanine Loan by Mezzanine Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

          1.   Defined Terms.  Unless the context otherwise requires,
               -------------
capitalized terms used but not otherwise defined herein but defined in the Mezzanine Loan Agreement shall have the meanings provided therefore in the Mezzanine Loan Agreement, and the following terms shall have the following meanings:

          "Borrower" has the meaning provided in the Recitals to this Agreement.
           --------
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          "Environmental Claim" means any written request for information by a
          -------------------
Governmental Authority, or any written notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand or other written communication by any Person or Governmental Authority requiring, alleging or asserting liability with respect to Borrower, Operator or the Facility, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, Use, Release or threatened Release into the environment of any Hazardous Substance in violation of any Environmental Law originating at or from, or otherwise affecting, the Facility, (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by Borrower, Operator or otherwise affecting the Facility or (iii) any alleged injury or threat of injury to health, safety or the environment by Borrower, Operator or otherwise affecting the Facility from actions which are in violation of Environmental Laws.

          "Environmental Laws" means any and all applicable federal, state,
           ------------------
local and foreign laws, rules, regulations or municipal ordinances each as amended from time to time, and any Permits, approvals, licenses, registrations, filings and authorizations, in each case as in effect as of the relevant date, relating to the environment, health or safety, or the Release or threatened Release of Hazardous Substances into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata or otherwise relating to the presence or Use of Hazardous Substances.

          "Environmental Reports" means the environmental audit reports, with
           ---------------------
respect to the Facility, delivered to Mezzanine Lender prior to the date hereof and in connection with the Mezzanine Loan, and any amendments or supplements thereto delivered to Mezzanine Lender prior to the date hereof.

          "Guarantor" has the meaning provided in the first paragraph of this
           ---------
Agreement.

          "Governmental Authority" means any national or federal government, any
           ----------------------
state, regional, local or other political subdivision thereof and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hazardous Substance" means, collectively, (i) any petroleum or
           -------------------
petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in drinking water, and lead based paint, the presence, generation, use, transportation, storage or disposal of or exposure to which (x) is regulated or could lead to liability under any Environmental Law or (y) is subject to notice or reporting requirements under any Environmental Law, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous

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wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants,"
"contaminants," "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or any other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

          "Mezzanine Lender" has the meaning provided in the first paragraph of
           ----------------
this Agreement.

          "Mezzanine Loan" has the meaning provided in the Recitals to this
          --------------
Agreement.

          "Mezzanine Loan Agreement" has the meaning provided in the Recitals to
           ------------------------
this Agreement.

          "Person" means any individual, corporation, limited liability company,
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partnership, joint venture, estate, trust, unincorporated association, or any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "Release" means any release, threatened release, spill, emission,
           -------
leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Use" means, with respect to any Hazardous Substance, the generation,
           ---
manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance in violation of Environmental Laws or transportation to or from the property of such Person of such Hazardous Substance in violation of Environmental Laws.

          2.   Indemnification.
               ---------------

          (a)  Subject to the limitations set forth in Section 14 hereof,
                                                       ----------
Guarantor agrees to indemnify, reimburse, defend (with counsel satisfactory to Mezzanine Lender in Mezzanine Lender's sole discretion), and hold harmless Mezzanine Lender for, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, consequential damages, reasonable attorneys' fees, reasonable disbursements and expenses, and reasonable consultants' fees, disbursements and expenses, including costs of Remedial Work (collectively "Losses"), asserted against, resulting to, imposed
                             ------
on, or incurred by Mezzanine Lender, directly or indirectly in connection with any of the following:

          i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

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          ii)  the presence, Use or Release of Hazardous Substances at, on, in, under or from the Facility, which presence, use or release requires or could reasonably require Remedial Work;

          iii) any Environmental Claim against any Person whose liability for such Environmental Claim Guarantor has or may have assumed or retained either contractually or by operation of law;

          iv) the breach of any representation, warranty or covenant set forth in Section 4.1(b)(U), Section 4.1(d)(U), Sections 5.1(a)(D) through
        ------- ---------  ------- ---------  -------- ---------
     5.1(a)(I), and Sections 5.1(b)(D) through 5.1(b)(I), inclusive of the
     ---------      -------- ---------         ---------
     Mezzanine Loan Agreement; or

          v) any failure of Guarantor to fulfill each and every obligation undertaken pursuant to this Agreement.

          (b) The indemnity provided in this Agreement shall not be included in any exculpation of Guarantor, Operator, or Borrower from personal liability provided in the Mezzanine Loan Agreement or in any of the other Mezzanine Loan Documents. Nothing in this Agreement shall be deemed to deprive Mezzanine Lender of any rights or remedies provided to it elsewhere in this Agreement or in the other Mezzanine Loan Documents or otherwise available to it under law. Guarantor waives and releases Mezzanine Lender from any rights or defenses Guarantor may have under common law or Environmental Laws for liability arising from or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly caused by the gross negligence, fraud or willful misconduct of Mezzanine Lender.

          (c) With respect to those matters for which Guarantor has agreed to indemnify Mezzanine Lender hereunder, and to the maximum extent permitted by applicable law, Guarantor waives and releases Mezzanine Lender from any rights or defenses Guarantor may have under common law or Environmental Laws for liability arising from or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly caused by the fraud, gross negligence or willful misconduct of Mezzanine Lender.

          3.   Payment.  All payments due to Mezzanine Lender under this
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Agreement shall be payable to Mezzanine Lender within ten (10) days after written demand therefor, and shall bear interest at the Default Rate from the date such payment is due until the date of payment.

          4.   Governing Law.
               -------------

          (a) The parties agree that the State of Illinois has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State and any applicable law of the

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United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement, and this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          (b) Any legal suit, action or proceeding against Mezzanine Lender or Guarantor arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, pursuant to (S) 5-1402 of the New York General Obligations Law, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Guarantor does hereby designate and appoint CT Corporation Systems, 1633 Broadway, New York, New York 10016, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as such agent shall designate in writing in accordance with the terms hereof) with a copy of same to Guarantor in the manner hereinafter described and written notice of said service of Guarantor mailed or delivered to Guarantor in the manner provided herein shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding in the State of New York. Guarantor (i) shall give prompt notice to Mezzanine Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

          5.   Modification, Waiver in Writing.  No modification, amendment,
               -------------------------------
extension, discharge, termination or waiver of any provision of this Agreement or consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Guarantor shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.

          6.   Delay Not a Waiver.  Neither any failure nor any delay on the
               ------------------
part of Mezzanine Lender in insisting upon strict performance of any term, condition, covenant or agreement or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, Mezzanine Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, or to declare a default for failure to effect prompt payment of any such other amount.

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          7.   Notices.  All notices, consents, approvals and requests required
               -------
or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, addressed if to Mezzanine Lender at its address set forth on the first page hereof, and if to Guarantor at its designated address set forth on the first page hereof, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 7. A copy of all notices, consents,
                            -------
approvals and requests directed to Mezzanine Lender shall be delivered concurrently to each of the following: Joseph B. Heil, Esquire, Dechert Price & Rhoads, 1717 Arch Street, 4000 Bell Atlantic Tower, Philadelphia, PA 19103, Telefax Number 215/994-2222; Two World Financial Center, Building B, New York, New York 10281-1198, Attention: Raymond M. Anthony, Telefax Number (212) 667-1666; Two World Financial Center, Building B, New York, NY 10281-1198, Attention Sheryl McAfee, Telefax Number (212) 667-1022; and Two World Financial Center, Building B, New York, NY 10281-1198, Attention: Legal Counsel, Telefax Number (212) 667-1022. A copy of all notices, consents, approvals and requests directed to Guarantor shall be delivered concurrently to each of the following:
Brookdale Living Communities of Illinois-HV, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Darryl W. Copeland, Jr., Telefax Number
(312) 977-3699; Brookdale Living Communities of Illinois-HV, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Robert J. Rudnik, Esquire, Telefax Number (312) 977-3699; and Douglas E. Wambach, Esq., Burke, Warren, MacKay & Serritella, 330 North Wabash Avenue, 22nd Floor, Chicago, Illinois 60611, Telefax Number (312) 840-7900. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day; or (d) in the case of telecopier, upon receipt of answerback confirmation received prior to 5:00 p.m. local time on a Business Day or if confirmation received thereafter on the next succeeding Business Day, provided that such telecopied notice was also delivered as required in this Section 7. A party receiving a notice which does not comply
                    ---------
with the technical requirements for notice under this Section 7 may elect to
                                                      ---------
waive any deficiencies and treat the notice as having been properly given.

          8.   Trial by Jury.  EACH OF GUARANTOR AND MEZZANINE LENDER, TO THE
               -------------
FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT.

          9.   Assignment.  Mezzanine Lender shall have the right to assign this
               ----------
Agreement and the obligations hereunder to any Person who is from time to time the owner of the Mezzanine Loan, but not otherwise. All references to "Mezzanine Lender" hereunder shall be

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deemed to include the successors and assigns of Mezzanine Lender, including any trustee or servicer.

          10.  Severability.  Wherever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          11.  Heading and Recitals.  The information set forth in the heading
               --------------------
and recitals hereof are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          12.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          13.  Estoppel Certificates.  Guarantor and Mezzanine Lender each
               ---------------------
hereby agree at any time and from time to time upon not less than 15 days prior written notice by Guarantor or Mezzanine Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, there exists any matter giving rise to a claim under Section 2, and, if so, specifying each such matter; provided,
              ---------                                           --------
however, that it shall be a condition precedent to Mezzanine Lender's obligation to deliver the statement pursuant to this Section 13, that Mezzanine Lender
                                          ----------
shall have received, together with Guarantor's request for such statement, an officer's certificate signed by an authorized officer of Guarantor stating that to the best of Guarantor's knowledge, no matter which could give rise to a claim under Section 2 exists as of the date of such certificate (or specifying each
      ---------
such matter).

          14.  Survival.  This Agreement shall survive (in perpetuity) the
               --------
closing and disbursement of the funds evidenced by the Mezzanine Note, payment of the Mezzanine Note, payment and performance of the Mezzanine Loan Obligations (as such term is defined in the Mezzanine Mortgage), any release, reconveyance, discharge or foreclosure of the Mezzanine Mortgage, conveyance by deed in lieu of foreclosure, transfer, and any subsequent conveyance of the Facility. Notwithstanding the foregoing, Guarantor shall not indemnify Mezzanine Lender with respect to any Losses incurred in connection with, or as a direct result of, any or all of the matters described above in Section 2(a)(i) through
                                                 ------- -------
2(a)(iv) to the extent that Guarantor can establish directly and solely that
--------
such Losses result from Hazardous Substances being placed on, above or under the Facility (a) by the affirmative act or gross negligence of Mezzanine Lender or any employees, agents or bailees of Mezzanine Lender; or (b) subsequent to (i) Mezzanine Lender taking fee or leasehold title to the Facility pursuant to the Mezzanine Mortgages or either of them; or (ii) a foreclosure by Mezzanine Lender; or (iii) acceptance by Mezzanine Lender or any designee of a deed-in-lieu of foreclosure with respect to the Facility.

          15.  Time of the Essence.  Time is of the essence with respect to each
               -------------------
and every covenant, agreement and obligation of Guarantor under this Agreement.

          16.  Liability. The liability of Guarantor under this Agreement shall
               ---------
in no way be limited or impaired by (a) any amendment or modification of the Mezzanine Loan Documents made in accordance therewith, (b) any extensions of time for performance required by any of the Mezzanine Loan Documents, or (c) the release or substitution in whole or in part, of any security for the Mezzanine Note or other evidence of debt issued pursuant to the Mezzanine Loan Documents; and in any of such cases, whether with or without notice to Guarantor and with or without consideration.

                       [Signature on the following page]

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          IN WITNESS WHEREOF, the Guarantor has caused this Mezzanine
Environmental Guaranty Indemnity Agreement to be duly executed by its duly authorized representative, all as of the day and year first above written.


                         GUARANTOR:


                         BROOKDALE LIVING COMMUNITIES, INC.,
                         a Delaware corporation




                         By:  ____________________________
                              Name:
                              Title: